UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 14, 2014

SECUREALERT, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 0-23153

Utah	87-0543981
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

150 West Civic Center Drive, Suite 400, Sandy, Utah  84070
(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (801) 451-6141

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment on Form 8-K/A amends the Current Report on Form 8-K (the “Original 8-K”) filed by SecureAlert, Inc. (the “Registrant”) on June 4, 2014, reporting under Item 1.01 its acquisition of Emerge Monitoring, Inc., a Florida corporation (“Emerge”), which is the direct owner of all of the issued and outstanding equity interests of Emerge Monitoring II, LLC, a Florida limited liability company and wholly-owned subsidiary of Emerge (“Emerge LLC”), and a majority (65%) of the equity interest of Integrated Monitoring Systems LLC, a Colorado limited liability company (“IMS”) and subsidiary of Emerge LLC.  Subsequently on July 11, 2014 the Registrant purchased the remaining 35% of the equity interest of IMS from Future Technology Partners, LLC.  Under Item 9.01of the Original 8-K, the Registrant stated that (a) the financial information of Emerge Monitoring, Inc. and its subsidiaries, the notes related thereto and the related independent  report of registered public accounting firm would be filed no later than 71 days following the date that the Original 8-K was required to be filed, and (b) pro forma financial information would be filed by amendment by amendment no later than 71 days following the date that the Original 8-K was required to be filed.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Emerge Monitoring, Inc., as of December 31, 2013 and 2012, and the unaudited condensed consolidated financial statements for the interim period, the notes related thereto and the related independent auditors’ report of Eide Bailly, LLP, are filed as Exhibits 99 to this report and incorporated herein by reference.

(b)           Pro Forma Financial Information

The pro forma financial information required by this Item are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(c)           Exhibits.

26.1	Consent of Public Accounting Firm

99.1
Audited Consolidated Financial Statements of Emerge Monitoring, Inc. as of and for the years ended December 31, 2013 and 2012, and Unaudited Condensed Consolidated Financial Statements of Emerge Monitoring, Inc. as of and for the three months ended March 31, 2014 and 2013

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of SecureAlert, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SecureAlert, Inc.

By: /s/ John Merrill
Its: Chief Financial Officer

Dated: August 14, 2014

EXHIBIT INDEX

26.1	Consent of Registered Public Accounting Firm

99.1
Audited Consolidated Financial Statements of Emerge Monitoring, Inc. as of and for the years ended December 31, 2013 and 2012, and Unaudited Condensed Consolidated Financial Statements of Emerge Monitoring, Inc. as of and for the three months ended March 31, 2014 and 2013.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of SecureAlert, Inc.